UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2025

GLOBAL INTERACTIVE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41763	88-1368281
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

160, Yeouiseo-ro, Yeongdeungpo-gu Seoul, Republic of Korea	07231
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +82-2-2564-8588

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GITS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 29, 2025, Global Interactive Technologies, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders. At the Annual Meeting, the stockholders voted on the following matters:

Proposal 1. – Election of Directors The stockholders elected the following directors to serve until the Company’s 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified: Jay Hyong Woo, John S. Morris, Amy Shi, Larry Namer. The votes were cast as follows:

Nominee	For	Withheld	Broker Non-Votes
Jay Hyong Woo	1,475,813	318	235,871
John S. Morris	1,475,969	162	235,871
Amy Shi	1,475,930	201	235,871
Larry Namer	1,476,008	123	235,871

Proposal 2. – Amendment to Certificate of Incorporation The stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the par value of the Company’s Common Stock and Preferred Stock from $0.001 to $0.02 per share.

For	Against	Abstain	Broker Non-Votes
1,471,226	4,865	40	N/A

Proposal 3. – Amendment to 2022 Omnibus Equity Incentive Plan The stockholders did not approve the proposed amendment to the Company’s 2022 Omnibus Equity Incentive Plan to increase the number of shares reserved for issuance thereunder.

For	Against	Abstain	Broker Non-Votes
641,697	834,374	60	N/A

Proposal 4. – Ratification of Removal of Director The stockholders ratified the removal of Aram Ahn as a director of the Company.

For	Against	Abstain	Broker Non-Votes
1,476,074	0	57	N/A

Proposal 5. – Ratification of Independent Registered Public Accounting Firm The stockholders ratified the appointment of OneStop Assurance, PAC as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

For	Against	Abstain	Broker Non-Votes
1,711,928	29	45	N/A

Proposal 6. – Adjournment The stockholders approved the adjournment of the Annual Meeting, if necessary.

For	Against	Abstain	Broker Non-Votes
1,709,389	2,327	283	N/A

There were no other proposals voted on at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Interactive Technologies, Inc.

	By:	/s/ Taehoon Kim
Date: December 31, 2025	Name:	Taehoon Kim
	Title:	Interim Chief Executive Officer

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